1169 N BURLESON BLVD, STE 107-226 BURLESON, TX 76028 2025-05-07 PRIVATE & CONFIDENTIAL Dear David, Re: Employment with SADOT CANADA INC and Sadot Group, Inc. On behalf of SADOT CANADA INC., SADOT GROUP, INC. and its subsidiaries (together “SADOT” or the “Company”), it is my pleasure to extend you an offer of employment and positional change with the Company on the terms and conditions set out in this letter, effective on 2024-06-02. You will continue to hold your current position of Executive Vice President, Head of Sadot Canada as well as the new position of Interim Chief Executive Officer (“Interim CEO”) of the Company and its subsidiaries. The Interim CEO position is a temporary position to be held for a minimum of 90 days beginning June 2, 2025. The Interim CEO position could become the permanent CEO position after both you and the Company determine if this is the desired course of action to pursue. The applicable employment standards legislation for your employment with the Company is the Employment Standards Act, 2000 (Ontario) the (“Applicable Employment Standards Legislation”), which is subject to amendment from time to time. All compensation and expense reimbursements are in U.S. Dollars (USD) subject to Canada exchange rates and payable in Canadian dollars (CAD). 1. POSITION: You will hold the dual position of Executive Vice President, Head of Sadot Canada and the Interim CEO position of the Company and its subsidiaries . As such, you will report directly to the Company Board of Directors. At all times during the term of this Agreement, you agree to perform your duties loyally, faithfully, industriously and to the best of your ability. You will further devote all of your time and attention to the duties associated with your employment with the Company and use best efforts to promote the interests and objectives of the Company. During the term of this Agreement, you are not to be directly or indirectly engaged, or be concerned or interested in business or practice that would, in the reasonable opinion of the Company, be in conflict with the interests and objectives of the Company, without the prior written permission of the Company. You agree that the Company can make reasonable changes to your duties from time to time, in order to meet our organizational needs and objectives. You accept these variations in your duties and agree that at no point will these variations amount to constructive dismissal of your employment Your regular hours of work are from 9am to 5pm, but may be adjusted or changed based on the Company’s needs. Your place of work shall be Toronto. You agree that the Company, at its discretion, may modify your place of work, and such modification shall not be grounds for constructive dismissal. Docusign Envelope ID: AB2577FF-CD2F-44CA-95B8-18F3B2901C5E

1169 N BURLESON BLVD, STE 107-226 BURLESON, TX 76028 You must be legally entitled to work in Canada. Should you have any restrictions on working in Canada, you must notify the Company immediately. 2. EQUIPMENT: You will be supplied with a laptop computer and any other necessary equipment to perform your function. You agree that you will be responsible for the assigned device and that such device shall be used for Company business only. In the event that you damage the assigned device, you will be responsible for reimbursing the Company for any damage (excluding normal wear and tear), including reasonable repair or replacement costs. You will also be reimbursed for the business use of your personal mobile phone up to $120.00 value per month in US Dollars based on actual usage costs. 3. POLICIES, RULES AND REGULATIONS: You will be bound by and will faithfully observe and abide by all of the Company’s policies, rules and regulations. 4. COMPENSATION: Your total annual compensation shall be $300,000 (USD), less applicable withholding taxes and statutory deductions. In addition, from May 7, 2025 and until such time as you cease to hold the position of Interim CEO, you will be compensated an additional $25,000 (USD) per month base salary.  Base Salary: You will receive a base salary of $300,000 (USD) which will be payable in arrears, and in equal installments in accordance with standard payroll practices.  Additional Base Salary: You will receive an additional base salary of $25,000 (USD) per month which will be payable in arrears, and in equal installments in accordance with standard payroll practices. Any further adjustment to your base salary will continue to depend on your overall performance, and the financial performance of the Company.  Discretionary Bonus: As a Company employee you will be eligible to receive a discretionary annual bonus award. You agree and understand that the Company will determine, in its sole and absolute discretion, whether or not you are entitled to receive an annual bonus award in any given year and the total amount of the award, irrespective of company results. You also understand that the payment of an annual bonus award in any given year does not guarantee any future annual bonus awards. Should your employment with the Company end, for any reason whatsoever, you will not be eligible to receive any bonus awards that are not otherwise payable to you prior to the date on which you cease to be actively employed with the Company To be clear, your active employment with the Company does not include any period of notice, common law or otherwise, of termination/resignation during which you are not required to report to work, unless otherwise required by the Applicable Employment Standards Legislation. 5. VACATION You will receive 5 weeks of vacation per year. You will receive vacation pay and time in accordance with the Applicable Employment Standards Legislation and the Company Vacation Policy. Future vacation entitlement shall be in accordance with the Applicable Employment Standards Legislation. 6. BENEFITS: During the course of your employment with the Company, you will be entitled to participate in all group insurance and benefit programs generally applicable to salaried employees of the Company. Docusign Envelope ID: AB2577FF-CD2F-44CA-95B8-18F3B2901C5E

1169 N BURLESON BLVD, STE 107-226 BURLESON, TX 76028 7. AUTOMOBILE ALLOWANCE: the Company will reimburse you for the use of your personal vehicle for Company business. This reimbursement will be based on the reasonable per-kilometre automobile allowance outlined the Canada Revenue Agency (CRA) guidelines, which are subject to change. For 2024, reasonable automobile allowance rates are 70 cents per kilometre for the first 5,000 kilometres driven, and 64 cents per kilometer driven after that. You must submit a detailed monthly expense report with a description of each trip and the amount of business kilometres incurred. Mileage for personal use (as defined by the CRA) will not be reimbursed and must not be included on expense reports. Mileage for personal use includes travel between your home and regular place of employment (i.e., the Bowden facility), but excludes travel to other facilities and/or other site visits. The Company reserves the right to amend the terms of the automobile allowance at any time at its sole discretion. If such an amendment results in any automobile expenses or allowances becoming taxable benefits, you agree that you are responsible for paying such taxes. The Company will remit employee taxes where legislated to abide by the applicable laws. 8. TERMINATION: In the event that the Company has just cause for the termination of your employment, it may terminate your employment without notice to you (or pay in lieu of notice), unless otherwise required by the Applicable Employment Standards Legislation. It is hereby understood and agreed that the intention is not to contract out of the minimum requirements of the Applicable Employment Standards Legislation. You may terminate your employment by providing 2 weeks’ written notice to the Company. This notice may be waived by the Company at its sole discretion, without any further payment or obligation to you, unless otherwise required by the Applicable Employment Standards Legislation. The Company may terminate your employment at any time without just cause by providing you with notice, or payment in lieu of notice, and other minimum entitlements (if any) pursuant to the Applicable Employment Standards Legislation. Your benefits will be continued for the minimum period and to the minimum extent required by the Applicable Employment Standards Legislation (if applicable). You agree to accept the above entitlements outlined in this paragraph in full and final satisfaction of any obligations that the Company has, or may have, arising out of the termination of your employment without just cause and you hereby expressly waive any entitlement you have to receive reasonable notice at common law. For greater clarity, under no circumstance will you receive less than your minimum entitlements under the Applicable Employment Standards Legislation. Notwithstanding, the Company reserves the right to temporarily lay you off from your employment in accordance with the Applicable Employment Standards Legislation. You agree that such a temporary layoff would not constitute constructive dismissal. 9. RETURN OF PROPERTY: Upon termination of your employment with the Company, you will deliver or cause to be delivered to the Company promptly all books, documents, money, securities, laptops/laptop accessories, or other property of the Company that are in your possession, charge, control or custody. 10. CONFIDENTIAL INFORMATION: You agree to keep strictly confidential, and to use solely for the purposes of performing your employment related duties, any Intellectual Property or Confidential Information disclosed to you either by the Company, or any of their affiliates, customers or suppliers, in the course of your employment. You understand that the Company has proprietary rights regarding Confidential Information and Intellectual Property that the Company is entitled to protect, and accordingly, you agree that you will not at any time during or following your employment with the Company (i) disclose such Confidential Information or Intellectual Property to any person, firm, corporation, partnership or other entity or (ii) make use of such Confidential Information or Intellectual Property for your personal benefit, or for the benefit of any other person, firm, corporation, partnership or other entity without the prior written consent of the Company In addition, if requested at any time, you shall execute a separate Employee Confidentiality Agreement in the form prescribed by the Company as Docusign Envelope ID: AB2577FF-CD2F-44CA-95B8-18F3B2901C5E

1169 N BURLESON BLVD, STE 107-226 BURLESON, TX 76028 a condition of your continued employment. For the purposes hereof, “Confidential Information” and “Intellectual Property” means (i) all information and material of the Company or any of its affiliates, in oral, written, graphic, electronic or any other form or medium, that has or shall come into your possession or knowledge in connection with or as a result of your employment with the Company, including without limitation (a) financial information, (b) information regarding any proposed or contemplated transaction involving the Company or any of its affiliates, (c) information and material concerning the Company’s past, present or future customers, suppliers, Intellectual Property including without limitation, any software, trademark, service mark, trade name, mask work, invention, patent, trade secret, copyright, trade dress, know-how (including any registrations or applications for registration of any of the foregoing) or any other similar type of proprietary intellectual property or business; (ii) any analyses, compilations, studies or other documents prepared by you or for your use containing, incorporating or reflecting any Confidential Information or Intellectual Property; and (iii) all information about an identifiable individual or other information that is subject to any federal, provincial or other applicable statute, law or regulation of any governmental or regulatory authority in Canada relating to the collection, use, storage and/or disclosure of information about an identifiable individual, including the Personal Information and Protection of Electronics Documents Act (Canada) and equivalent provincial legislation, whether or not such information is confidential. 11. NON-DISPARAGEMENT During the course of your employment and following the termination of such employment for whatever reason, you must not disparage or encourage or induce others to disparage the Company, any of its respective employees that were employed during your employment with the Company or any of its respective past and present, officers, directors, products or services (the “Company Parties”). The term “disparage” includes, without limitation, comments or statements to the press, to the Company’s employees or to any individual or entity with whom the Company has a business relationship (including, without limitation, any vendor, supplier, customer or distributor), or any public statement, that in each case is intended to, or can be reasonably expected to, materially damage any of the Company Parties. This Section does not, in any way, restrict or impede you from exercising your protected rights to the extent that such rights cannot be waived by agreement or from complying with any applicable law or regulation or a valid order of a court of competent jurisdiction or an authorized government agency, provided that such compliance does not exceed that required by the law, regulation or order. 12. VALIDITY: You agree that the covenants made in the preceding paragraphs are reasonable and valid in terms of time and scope of activities and that they are provided as vital consideration for the purposes of the Company entering into this Agreement. You further agree that if any provision in this Agreement is held to be invalid, void or unenforceable, it shall be declared separate and distinct, and the remaining provisions in this Agreement shall continue in full force and effect without being impaired or invalidated in any way. 13. ENFORCEMENT: Your agreement of the covenants contained within this Agreement constitute a material inducement to the Company to provide you with the benefits and compensation increases contained herein. You acknowledge that the Company would not enter into this Agreement and would not provide you with the benefits and compensation increases outlined herein absent such an inducement. You acknowledge that, given the type of business of the Company and the nature of the services provided, the covenants contained in this Agreement are reasonable in scope, area and duration and are necessary in furtherance of the Company's legitimate interest in protecting confidential information and client relationships. You acknowledge that in furtherance of the Company’s legitimate interest, in addition to all other rights and remedies the Company may otherwise have in law, the Company has a right to obtain an injunction Docusign Envelope ID: AB2577FF-CD2F-44CA-95B8-18F3B2901C5E

1169 N BURLESON BLVD, STE 107-226 BURLESON, TX 76028 or other equitable relief to prevent the breach (or further breaches) by you (directly or indirectly) of this Agreement. 14. EMPLOYMENT STANDARDS: If any provision in this Agreement provides a right or benefit that is less than the corresponding minimum right or benefits under the Applicable Employment Standards Legislation, that provision will be deemed to provide the corresponding minimum right or benefit under the Applicable Employment Standards Legislation (and no more). 15. ENTIRE AGREEMENT: You acknowledge that this Agreement constitutes the entire agreement between you and the Company, and that it supersedes and replaces any and all other representations, warranties and previous agreements, written or oral, express or implied, between you and the Company. Neither you nor the Company rely on or regard as being material any representations or warranties not expressly incorporated into and made part of this Agreement. 16. GOVERNING LAW: This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the applicable federal laws of Canada. 17. SUCCESSORS AND ASSIGNS: This Agreement shall ensure to the benefit of and be binding on each party and its heirs, executors, administrators and permitted successors and assigns. 18. MODIFICATION: Any modifications or amendments to this Agreement must be in writing and signed by both you and the Company, or else they shall have no force and effect. You acknowledge and agree that should your position, duties and/or compensation change during the course of your employment with the Company, the validity of this Agreement will not be affected. 19. ADVICE: You should feel free to have the terms and conditions of this Agreement reviewed by a lawyer or other advisor. If the terms as set out in this Agreement are acceptable to you, please sign and date two copies in the places indicated and return one fully signed copy to the attention of me. We are very pleased to welcome you to the Company team and would like to take this opportunity to wish you every success. We look forward to developing a mutually beneficial relationship with you. Yours truly, ________________________________ Mark McKinney Chairman of the Board of Directors of Sadot Group, Inc. and the Company Docusign Envelope ID: AB2577FF-CD2F-44CA-95B8-18F3B2901C5E

1169 N BURLESON BLVD, STE 107-226 BURLESON, TX 76028 EMPLOYEE ACCEPTANCE I hereby accept the terms and conditions set out above and acknowledge that this Agreement contains all terms and conditions of my employment with the Company. Furthermore, I confirm that I am not subject to any restrictions that would interfere with my ability to perform the duties and responsibilities set out above. ___________________________________ ________________ David Hanna Date Docusign Envelope ID: AB2577FF-CD2F-44CA-95B8-18F3B2901C5E 5/7/2025